                                                                    Exhibit 10.2

================================================================================

                             INTERCREDITOR AGREEMENT

                                   dated as of

                                  May 10, 2005,

                                      among

                         WERNER HOLDING CO. (DE), INC.,

                          WERNER HOLDING CO. (PA), INC.

         the Subsidiaries of WERNER HOLDING CO. (DE), INC. party hereto,

                           JPMORGAN CHASE BANK, N.A.,

                       as First Lien Administrative Agent

                                       and

                           CREDIT SUISSE FIRST BOSTON,
                    acting through its Cayman Islands branch,

                       as Second Lien Administrative Agent

================================================================================

                                TABLE OF CONTENTS

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                                                                            Page
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
   ARTICLE I DEFINITIONS ................................................     2

SECTION 1.01. CERTAIN DEFINED TERMS .....................................     2
SECTION 1.02. OTHER DEFINED TERMS .......................................     2
SECTION 1.03. TERMS GENERALLY ...........................................     9

   ARTICLE II LIEN PRIORITIES ...........................................     9

SECTION 2.01. RELATIVE PRIORITIES .......................................     9
SECTION 2.02. PROHIBITION ON CONTESTING LIENS ...........................    10
SECTION 2.03. NO NEW LIENS ..............................................    10
SECTION 2.04. SIMILAR LIENS AND AGREEMENTS ..............................    10

   ARTICLE III ENFORCEMENT OF RIGHTS; MATTERS RELATING TO COLLATERAL ....    11

SECTION 3.01. EXERCISE OF RIGHTS AND REMEDIES ...........................    11
SECTION 3.02. NO INTERFERENCE ...........................................    12
SECTION 3.03. RIGHTS AS UNSECURED CREDITORS .............................    13
SECTION 3.04. RELEASES ..................................................    13
SECTION 3.05. INSURANCE AND CONDEMNATION AWARDS .........................    14

   ARTICLE IV PAYMENTS ..................................................    15

SECTION 4.01. APPLICATION OF PROCEEDS ...................................    15
SECTION 4.02. PAYMENT OVER ..............................................    15

   ARTICLE V BAILMENT AND SUB-AGENCY FOR PERFECTION OF CERTAIN SECURITY
   INTERESTS ............................................................    15

   ARTICLE VI INSOLVENCY OR LIQUIDATION PROCEEDINGS .....................    16

SECTION 6.01. GENERAL APPLICABILITY AND FINANCE MATTERS .................    16
SECTION 6.02. RELIEF FROM THE AUTOMATIC STAY ............................    18
SECTION 6.03. REORGANIZATION SECURITIES .................................    18
SECTION 6.04. POST-PETITION INTEREST ....................................    18
SECTION 6.05. SEPARATE CLASSES ..........................................    19
SECTION 6.06. ASSET SALES ...............................................    19

   ARTICLE VII OTHER AGREEMENTS .........................................    19

SECTION 7.01. MATTERS RELATING TO LOAN DOCUMENTS ........................    19
SECTION 7.02. EFFECT OF REFINANCING OF INDEBTEDNESS UNDER FIRST LIEN
                 CREDIT DOCUMENTS .......................................    20
SECTION 7.03. NO WAIVER BY FIRST LIEN SECURED PARTIES ...................    21
SECTION 7.04. REINSTATEMENT .............................................    21
SECTION 7.05. PURCHASE RIGHT ............................................    21
SECTION 7.06. DELIVERY OF INFORMATION ...................................    23

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                                                                              ii


   ARTICLE VIII REPRESENTATIONS AND WARRANTIES ..........................    23

SECTION 8.01. REPRESENTATIONS AND WARRANTIES OF EACH PARTY ..............    23
SECTION 8.02. REPRESENTATIONS AND WARRANTIES OF EACH ADMINISTRATIVE
                 AGENT ..................................................    23

   ARTICLE IX NO RELIANCE; NO LIABILITY; OBLIGATIONS ABSOLUTE ...........    24

SECTION 9.01. NO RELIANCE; INFORMATION ..................................    24
SECTION 9.02. NO WARRANTIES OR LIABILITY ................................    24
SECTION 9.03. OBLIGATIONS ABSOLUTE ......................................    25

   ARTICLE X MISCELLANEOUS ..............................................    25

SECTION 10.01. NOTICES ..................................................    25
SECTION 10.02. CONFLICTS ................................................    26
SECTION 10.03. EFFECTIVENESS; SURVIVAL ..................................    26
SECTION 10.04. SEVERABILITY .............................................    26
SECTION 10.05. AMENDMENTS; WAIVERS ......................................    26
SECTION 10.06. SUBROGATION ..............................................    26
SECTION 10.07. APPLICABLE LAW; JURISDICTION; CONSENT TO SERVICE OF
                  PROCESS ...............................................    27
SECTION 10.08. WAIVER OF JURY TRIAL .....................................    27
SECTION 10.09. PARTIES IN INTEREST ......................................    27
SECTION 10.10. SPECIFIC PERFORMANCE .....................................    28
SECTION 10.11. HEADINGS .................................................    28
SECTION 10.12. COUNTERPARTS .............................................    28
SECTION 10.13. PROVISIONS SOLELY TO DEFINE RELATIVE RIGHTS ..............    28

          INTERCREDITOR AGREEMENT, dated as of May 10, 2005, among WERNER HOLDING CO. (DE), INC., a Delaware corporation (the "COMPANY"), WERNER HOLDING CO. (PA), INC., a Pennsylvania corporation, the subsidiaries of the Company party hereto, JPMORGAN CHASE BANK, N.A., as administrative agent (together with its successors in such capacity, the "FIRST LIEN ADMINISTRATIVE AGENT") for the First Lien Lenders (as defined below), and CREDIT SUISSE FIRST BOSTON, acting through its Cayman Islands branch ("CSFB"), as administrative agent (together with its successors in such capacity, the "SECOND LIEN ADMINISTRATIVE AGENT") for the Second Lien Lenders (as defined below).

                              PRELIMINARY STATEMENT

          Reference is made to (a) the Credit Agreement, dated as of June 11, 2003 (as heretofore amended, supplemented or otherwise modified or as further amended, restated, supplemented or otherwise modified in accordance with the terms of this Agreement, the "FIRST LIEN CREDIT AGREEMENT"), among the Company, the lenders from time to time party thereto (the "FIRST LIEN LENDERS") and the First Lien Administrative Agent, (b) the Credit Agreement, dated as of May 10, 2005 (as amended, restated, supplemented or otherwise modified in accordance with the terms of this Agreement, the "SECOND LIEN CREDIT AGREEMENT" and, together with the First Lien Credit Agreement, the "CREDIT AGREEMENTS"), among the Company, the lenders from time to time party thereto (the "SECOND LIEN LENDERS"), CSFB, as joint lead arranger, as joint bookrunner, and as Second Lien Administrative Agent, and MORGAN STANLEY SENIOR FUNDING, INC., as joint lead arranger and as joint bookrunner, (c) the Collateral Agreement, dated as of June 11, 2003 (as heretofore amended, supplemented or otherwise modified or as further amended, restated, supplemented or otherwise modified in accordance with the terms of this Agreement, the "FIRST LIEN COLLATERAL AGREEMENT"), among the Company, the subsidiaries of the Company party thereto and the First Lien Administrative Agent, (d) the Collateral Agreement, dated as of May 10, 2005 (as amended, restated, supplemented or otherwise modified in accordance with the terms of this Agreement, the "SECOND LIEN COLLATERAL AGREEMENT"), among the Company, the subsidiaries of the Company party thereto and the Second Lien Administrative Agent, and (e) the other Security Documents referred to in the Credit Agreements.

                                    RECITALS

          A. The First Lien Lenders have made and have agreed to make loans and other extensions of credit to and on behalf of the Company pursuant to the First Lien Credit Agreement and the First Lien Obligations (such term and each other capitalized term used but not defined in these recitals having the meaning given it in Article I) are secured by first priority Liens on, and security interests in, the Collateral. The First Lien Lenders have agreed to amend the First Lien Credit Agreement to, among other things, permit the Company to borrow the Second Lien Term Loans and to permit the Company and the Guarantors to grant Liens to the Second Lien Administrative Agent for the benefit of the Second Lien Lenders upon, among other terms and conditions, the condition that the parties hereto enter into this Agreement.

          B. The Second Lien Lenders have agreed to make loans to the Company pursuant to the Second Lien Credit Agreement, upon, among other terms and conditions, the condition that the Second Lien Obligations shall be secured by second priority Liens on, and security interests in, the Collateral.

          C. The parties hereto are entering into this Agreement in connection with such amendment of the First Lien Credit Agreement and the execution and delivery of the Second Lien

Credit Agreement in order to, among other things, set forth their respective rights and remedies with respect to the Collateral.

          Accordingly, the parties hereto agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

          SECTION 1.01. CERTAIN DEFINED TERMS. Capitalized terms used in this Agreement and not otherwise defined herein have the meanings set forth in the First Lien Credit Agreement, the Second Lien Credit Agreement, the First Lien Collateral Agreement or the Second Lien Collateral Agreement, as applicable.

          SECTION 1.02. OTHER DEFINED TERMS. As used in the Agreement, the following terms shall have the meanings specified below:

          "ADMINISTRATIVE AGENTS" shall mean the First Lien Administrative Agent and the Second Lien Administrative Agent.

          "AGGREGATE FIRST LIEN EXPOSURE" shall mean at any time, an amount equal to (a) the aggregate outstanding principal amount of First Lien Term Loans and (b) the amount of Revolving Credit Commitments then in effect or, if the Revolving Credit Commitments have been terminated, (i) the aggregate outstanding principal amount of Revolving Credit Loans and (ii) the aggregate amount of L/C Exposure.

          "AGGREGATE SECOND LIEN EXPOSURE" shall mean at any time, an amount equal to the aggregate outstanding principal amount of Second Lien Term Loans.

          "AGREEMENT" shall mean this Intercreditor Agreement.

          "APPLICABLE PERCENTAGE" shall have the meaning assigned to such term in Section 6.01(c).

          "BANKRUPTCY CODE" shall mean Title 11 of the United States Code entitled "Bankruptcy," as now and hereinafter in effect, or any successor statute.

          "BANKRUPTCY LAW" shall mean the Bankruptcy Code and any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law.

          "BUSINESS DAY" shall mean a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required to close.

          "COMPANY" shall have the meaning assigned to such term in the preamble to this Agreement.

          "CLOSING DATE" shall mean May 10, 2005.

          "COLLATERAL" shall mean, collectively, the First Lien Collateral and the Second Lien Collateral.

          "CREDIT AGREEMENTS" shall have the meaning assigned to such term in the preliminary statement of this Agreement.

          "CSFB" shall have the meaning assigned to such term in the preamble to this Agreement.

          "DIP FINANCING" shall have the meaning assigned to such term in
Section 6.01(a).

          "DIP FINANCING LIENS" shall have the meaning assigned to such term in
Section 6.01(b).

          "DISCHARGE OF FIRST LIEN OBLIGATIONS" shall mean, subject to Sections
7.02 and 7.04, (a) payment in full in cash of the principal of and interest (including interest accruing during the pendency of any Insolvency or Liquidation Proceeding, regardless of whether allowed or allowable in such Insolvency or Liquidation Proceeding) on all indebtedness outstanding under the First Lien Credit Documents, (b) payment in full in cash (or, in the case of Interest Rate Agreements, cash collateralization in a manner reasonably acceptable to the First Lien Administrative Agent) of all other First Lien Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid, (c) cancellation or cash collateralization (in an amount reasonably satisfactory to the First Lien Administrative Agent) of all letters of credit issued and outstanding under the First Lien Credit Agreement and (d) termination or expiration of all commitments to lend and all obligations to issue letters of credit under the First Lien Credit Agreement.

          "DISPOSITION" shall mean any sale, lease, exchange, transfer or other disposition. "DISPOSE" shall have a correlative meaning.

          "FINANCING LEASE" shall mean (a) any lease of property, real or personal, the obligations under which are capitalized on a consolidated balance sheet of the Company and its consolidated Subsidiaries and (b) any other such lease to the extent that the then present value of any rental commitment thereunder should, in accordance with GAAP, be capitalized on a balance sheet of the lessee.

          "FIRST LIEN ADMINISTRATIVE AGENT" shall have the meaning assigned to such term in the preamble to this Agreement.

          "FIRST LIEN COLLATERAL" shall mean all "Collateral", as defined in the First Lien Collateral Agreement, and any other assets of the Company, the Parent or any Subsidiary now or at any time hereafter subject to Liens securing any First Lien Obligations.

          "FIRST LIEN COLLATERAL AGREEMENT" shall have the meaning assigned to such term in the preliminary statement of this Agreement.

          "FIRST LIEN CREDIT AGREEMENT" shall have the meaning assigned to such term in the preliminary statement of this Agreement.

          "FIRST LIEN CREDIT DOCUMENTS" shall mean the "Credit Documents", as defined in the First Lien Credit Agreement and each of the other agreements, documents and instruments providing for or evidencing any other First Lien Obligation, and any other document or instrument executed or delivered at any time in connection with any First Lien Obligations, including any First Lien Security Documents and any intercreditor or joinder agreement among holders of First Lien Obligations.

          "FIRST LIEN LENDERS" shall have the meaning assigned to such term in the preliminary statement of this Agreement.

          "FIRST LIEN OBLIGATIONS" shall mean all Obligations outstanding under the First Lien Credit Agreement and the other First Lien Credit Documents. "First Lien Obligations" shall include all interest accrued or accruing (or which would, absent commencement of an Insolvency or Liquidation Proceeding, accrue) after commencement of an Insolvency or Liquidation Proceeding in accordance with the rate specified in the relevant First Lien Credit Document whether or not the claim for such interest is allowed as a claim in such an Insolvency or Liquidation Proceeding.

          "FIRST LIEN REQUIRED LENDERS" shall have the meaning assigned to the term "Required Lenders" in the First Lien Credit Agreement.

          "FIRST LIEN SECURED PARTIES" shall mean, at any time, (a) the First Lien Lenders, (b) the First Lien Administrative Agent, (c) the Issuing Lenders,
(d) each other Person to whom any of the First Lien Obligations (including First Lien Obligations under any Interest Rate Agreement or Foreign Currency Agreement and indemnification obligations) is owed and (e) the successors, replacements and assigns of each of the foregoing.

          "FIRST LIEN SECURITY DOCUMENTS" shall mean the "Security Documents", as defined in the First Lien Credit Agreement, and any other agreement, document or instrument pursuant to which a Lien is granted to secure any First Lien Obligations or under which rights or remedies with respect to any such Lien are governed.

          "FIRST LIEN TERM LOANS" shall mean the term loans advanced under the First Lien Credit Agreement.

          "FIRST PRIORITY LIENS" shall mean all Liens on the First Lien Collateral to secure the First Lien Obligations, whether created under the First Lien Security Documents or acquired by possession, statute, operation of law, subrogation or otherwise.

          "FOREIGN CURRENCY AGREEMENT" shall mean all currency swaps, caps or collar agreements or similar arrangements providing for protection against fluctuations in currency exchange rates, either generally or under specific contingencies, entered into in the ordinary course of business and not for speculative purposes, with a First Lien Lender or an Affiliate of a First Lien Lender.

          "GAAP" shall mean generally accepted accounting principles in the United States in effect from time to time.

          "GOVERNMENTAL AUTHORITY" shall mean any nation or government, any state or other political subdivision thereof or any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "GRANTORS" shall mean the Company, Parent and each Subsidiary that shall have created or purported to create any First Priority Lien or Second Priority Lien on its assets to secure any First Lien Obligations or any Second Lien Obligations.

          "GUARANTORS" shall mean, collectively, Parent and each Subsidiary that has guaranteed, or that may from time to time hereafter guarantee, the First Lien Obligations or the Second Lien Obligations, whether by executing and delivering the applicable Guarantee, a supplement thereto or otherwise.

          "INSOLVENCY OR LIQUIDATION PROCEEDING" shall mean (a) any voluntary or involuntary case or proceeding under the Bankruptcy Code or any other Bankruptcy Law with respect to any Grantor, (b) any voluntary or involuntary appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Grantor or for a substantial part of the property or assets of any Grantor, (c) any voluntary or involuntary winding-up or liquidation of any Grantor or (d) a general assignment for the benefit of creditors by any Grantor.

          "INTEREST RATE AGREEMENT" shall mean any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement or other similar agreement or arrangement, providing for protection against fluctuations in interest rates, entered into the ordinary course of business and not for speculative purposes, with a First Lien Lender or an Affiliate of a First Lien Lender.

          "ISSUING LENDERS" shall mean the First Lien Lenders that are issuers of Letters of Credit under the First Lien Credit Agreement.

          "L/C EXPOSURE" shall mean at any time, an amount equal to the sum of
(a) the aggregate amount of the then undrawn and outstanding Letters of Credit and (b) the aggregate outstanding amount of L/C Obligations.

          "L/C OBLIGATIONS" shall mean the obligations of the Company to reimburse the Issuing Lenders for payments made by the Issuing Lenders under the Letters of Credit that have not been reimbursed by the Company.

          "LEASE OBLIGATIONS" shall mean, as of the date of any determination thereof, the rental commitments of the Grantors determined on a consolidated basis, if any, under leases for real and/or personal property (net of rental commitments from sub-leases thereof), excluding however, obligations under Financing Leases.

          "LETTERS OF CREDIT" shall mean letters of credit issued under the First Lien Credit Agreement.

          "LIEN" shall mean any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction in respect of any of the foregoing, except for the filing of financing statements in connection with Lease Obligations incurred by the Company or its Subsidiaries to the extent that such financing statements relate to the property subject to such Lease Obligations).

          "LOAN DOCUMENTS" shall mean the First Lien Credit Documents and the Second Lien Credit Documents.

          "MAXIMUM DIP FINANCING AMOUNT" shall mean $100,000,000.

          "MAXIMUM FIRST LIEN OBLIGATIONS AMOUNT" shall mean the sum of (a) an amount of First Lien Term Loans equal to $90,000,000 minus the aggregate principal amount of all First Lien Term Loans repaid or prepaid or otherwise satisfied after the date of this Agreement, (b) an amount of Revolving Credit Commitments equal to $50,000,000 and (c) $7,500,000 minus the aggregate amount of all permanent reductions of the Revolving Credit Commitments after the date of this Agreement (excluding, in the case of clauses (a) and (b), any repayment, prepayment, satisfaction or reduction pursuant to a Refinancing of First Lien Obligations undertaken pursuant to and in accordance with this Agreement; provided that, if, in connection with such Refinancing, (x) all or any portion of First Lien Term Loans are repaid, prepaid or satisfied from proceeds other than Refinancing indebtedness incurred under New First Lien Credit Documents in accordance with this Agreement, then such First Lien Term Loans so repaid, prepaid or satisfied from proceeds other than such Refinancing indebtedness shall be counted to reduce the amount of First Lien Term Loans referred to in clause (a) and (y) Revolving Credit Commitments after giving effect to such Refinancing are less than Revolving Credit Commitments prior to such Refinancing, the amount by which such Revolving Credit Commitments are less shall constitute a reduction of Revolving Credit Commitments for purposes of clause (b)).

          "NEW FIRST LIEN ADMINISTRATIVE AGENT" shall have the meaning assigned to such term in Section 7.02.

          "NEW FIRST LIEN CREDIT DOCUMENTS" shall have the meaning assigned to such term in Section 7.02.

          "NEW FIRST LIEN OBLIGATIONS" shall have the meaning assigned to such term in Section 7.02.

          "OBLIGATIONS" means all obligations of every nature of each Grantor from time to time owed to any First Lien Secured Party or Second Lien Secured Party, in each case under the First Lien Credit Documents or the Second Lien Credit Documents, whether for principal, interest, fees, expenses, indemnification or otherwise (including, without limitation, in respect of Interest Rate Agreements), and all guarantees of any of the foregoing and including, without limitation, all First Lien Obligations and all Second Lien Obligations.

          "PARENT" shall mean Werner Holding Co. (PA), Inc., a Pennsylvania corporation.

          "PERSON" shall mean any natural person, corporation, business trust, joint venture, association, company, limited liability company, partnership, Governmental Authority or other entity.

          "PERMITTED LIEN" shall mean any Lien that is both a "Permitted Lien" as such term is defined under the First Lien Credit Agreement and a "Permitted Lien" as such term is defined under the Second Lien Credit Agreement and any Lien arising by operation of law or granted pursuant to court order.

          "PLEDGED OR CONTROLLED COLLATERAL" shall have the meaning assigned to such term in Article V.

          "POST-PETITION INTEREST" shall mean any interest, reasonable fees, costs or charges that accrue or would have accrued after the commencement of any Insolvency or Liquidation Proceeding, whether or not allowable in any such Insolvency or Liquidation Proceeding.

          "PURCHASE DATE" shall have the meaning assigned to such term in
Section 7.05(b).

          "PURCHASE NOTICE" shall have the meaning assigned to such term in
Section 7.05(a).

          "PURCHASE PERIOD" shall have the meaning assigned to such term in
Section 7.05(a).

          "PURCHASING PARTIES" shall have the meaning assigned to such term in
Section 7.05(b).

          "PURCHASE RIGHT" shall have the meaning assigned to such term in
Section 7.05(a).

          "RECEIVABLES FACILITY" shall mean one or more non-recourse receivables facilities for the sale, encumbrance or other disposition, at any time or from time to time of all or a portion of the accounts receivable of the Company or any of its Subsidiaries.

          "REFINANCE" shall mean, in respect of any indebtedness, to refinance, extend, renew, restructure or replace or to incur other indebtedness in exchange or replacement for, such Obligations, in whole. "REFINANCED" and "REFINANCING" shall have correlative meanings.

          "REFINANCING NOTICE" shall have the meaning assigned to such term in
Section 7.02.

          "REVOLVING CREDIT COMMITMENTS" shall mean the commitments to make revolving loans under the First Lien Credit Agreement.

          "REVOLVING CREDIT LOANS" shall mean revolving loans under the First Lien Credit Agreement.

          "SECOND LIEN ADMINISTRATIVE AGENT" shall have the meaning assigned to such term in the preamble to this Agreement.

          "SECOND LIEN ARRANGERS" shall mean, collectively, Credit Suisse First Boston, acting through its Cayman Islands branch, and Morgan Stanley Senior Funding, Inc., in their capacities as joint lead arrangers in connection with the Second Lien Credit Agreement.

          "SECOND LIEN COLLATERAL" shall mean all "Collateral", as defined in the Second Lien Collateral Agreement, and any other assets of the Company, the Parent or any Subsidiary now or at any time hereafter subject to Liens securing any Second Lien Obligations.

          "SECOND LIEN COLLATERAL AGREEMENT" shall have the meaning assigned to such term in the preliminary statement of this Agreement.

          "SECOND LIEN CREDIT AGREEMENT" shall have the meaning assigned to such term in the preliminary statement of this Agreement.

          "SECOND LIEN CREDIT DOCUMENTS" shall mean the "Credit Documents", as defined in the Second Lien Credit Agreement and each of the other agreements, documents and instruments providing for or evidencing any other Second Lien Obligation, and any other document or instrument executed or delivered at any time in connection with any Second Lien Obligations, including any Second Lien Security Documents and intercreditor or joinder agreement among holders of Second Lien Obligations.

          "SECOND LIEN LENDERS" shall have the meaning assigned to such term in the preliminary statement of this Agreement.

          "SECOND LIEN MORTGAGES" shall mean, collectively, each mortgage, deed of trust, leasehold mortgage, assignment of leases and rents, modifications and any other agreement, document or instrument pursuant to which any Lien on real property is granted to secure any Second Lien Obligations or under which rights or remedies with respect to any such Lien are governed.

          "SECOND LIEN OBLIGATIONS" shall mean all Obligations outstanding under the Second Lien Credit Agreement and the other Second Lien Credit Documents. "Second Lien Obligations" shall include all interest accrued or accruing (or which would, absent commencement of an Insolvency or Liquidation Proceeding, accrue) after commencement of an Insolvency or Liquidation Proceeding in accordance with the rate specified in the relevant Second Lien Credit Document whether or not the claim for such interest is allowed as a claim in such Insolvency or Liquidation Proceeding.

          "SECOND LIEN PERMITTED ACTIONS" shall have the meaning assigned to such term in Section 3.01(a).

          "SECOND LIEN SECURED PARTIES" shall mean, at any time, (a) the Second Lien Lenders, (b) the Second Lien Administrative Agent, (c) each other Person to whom any of the Second Lien Obligations (including indemnification obligations) is owed and (d) the successors, replacements and assigns of each of the foregoing.

          "SECOND LIEN SECURITY DOCUMENTS" shall mean the "Security Documents", as defined in the Second Lien Credit Agreement, and any other agreement, document or instrument pursuant to which a Lien is granted to secure any Second Lien Obligations or under which rights or remedies with respect to any such Lien are governed.

          "SECOND LIEN TERM LOANS" shall mean the term loans outstanding under the Second Lien Credit Agreement.

          "SECOND PRIORITY LIENS" shall mean all Liens on the Second Lien Collateral to secure the Second Lien Obligations, whether created under the Second Lien Security Documents or acquired by possession, statute, operation of law, subrogation or otherwise.

          "SECURITY DOCUMENTS" shall mean the First Lien Security Documents and the Second Lien Security Documents.

          "STANDSTILL NOTICE" shall have the meaning assigned to such term in
Section 3.02(a).

          "STANDSTILL PERIOD" shall have the meaning assigned to such term in
Section 3.02(a).

          "SUBSIDIARY" shall mean, as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock of each class or other interests having ordinary voting power (other than stock or other interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, by such Person or by one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries of such Person. A Subsidiary shall be deemed wholly-owned by a Person who owns directly or indirectly all of the voting shares of stock or other interest of such Subsidiary having voting power under ordinary circumstances to vote for directors or other managers of such corporation, partnership or other entity, except for (i) directors' qualifying shares, (ii) shares owned by multiple shareholders to comply with local laws and (iii) shares owned by employees. Unless otherwise qualified, all references to a "Subsidiary" or to "Subsidiaries" in this Agreement shall refer to a Subsidiary or Subsidiaries of the Company.

          "SURVIVING INDEMNITIES" shall have the meaning assigned to such term in Section 7.05(b).

          "TRIGGERING EVENT" shall have the meaning assigned to such term in
Section 7.05(a).

          "UNIFORM COMMERCIAL CODE" or "UCC" shall mean the Uniform Commercial Code (or any similar or equivalent legislation) as in effect from time to time in any applicable jurisdiction.

          SECTION 1.03. TERMS GENERALLY. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words "include", "includes" and "including" shall be deemed to be followed by the phrase "without limitation." The word "will" shall be construed to have the same meaning and effect as the word "shall". Unless the context requires otherwise (a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, amended and restated, supplemented or otherwise modified in accordance with the terms of this Agreement, (b) any reference herein (i) to any Person shall be construed to include such Person's successors and assigns and (ii) to the Company or any other Grantor shall be construed to include the Company or such Grantor as debtor and debtor-in-possession and any receiver or trustee for the Company or any other Grantor, as the case may be, in any Insolvency or Liquidation Proceeding, (c) the words "herein", "hereof" and "hereunder", and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles or Sections shall be construed to refer to Articles or Sections of this Agreement and (e) the words "asset" and "property" shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

                                   ARTICLE II

                                 LIEN PRIORITIES

          SECTION 2.01. RELATIVE PRIORITIES. Notwithstanding the date, manner or order of grant, attachment or perfection of any Second Priority Lien or any First Priority Lien, and notwithstanding any provision of the UCC or any other applicable law or the provisions of any

Security Document or any other Loan Document or any other circumstance whatsoever, the Second Lien Administrative Agent, for itself and on behalf of the other Second Lien Secured Parties, hereby agrees that (a) any First Priority Lien now or hereafter held by or for the benefit of any First Lien Secured Party shall be senior in right, priority, operation, effect and all other respects to any and all Second Priority Liens and (b) any Second Priority Lien now or hereafter held by or for the benefit of any Second Lien Secured Party shall be junior and subordinate in right, priority, operation, effect and all other respects to any and all First Priority Liens, in each case to the extent such First Priority Liens are perfected and regardless of whether or not any First Priority Liens are subordinated in any respect to any Permitted Lien that secures any other obligation of the Company, any other Grantor or any other Person.

          SECTION 2.02. PROHIBITION ON CONTESTING LIENS. Each of the First Lien Administrative Agent, for itself and on behalf of the other First Lien Secured Parties, and the Second Lien Administrative Agent, for itself and on behalf of the other Second Lien Secured Parties, agrees that it will not, and hereby waives any right to, contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the priority, validity or enforceability of any Second Priority Lien or any First Priority Lien, as the case may be; provided that nothing in this Agreement shall be construed to prevent or impair the rights of the First Lien Administrative Agent or any other First Lien Secured Party or the Second Lien Administrative Agent or any other Second Lien Secured Party to enforce this Agreement.

          SECTION 2.03. NO NEW LIENS. The parties hereto agree that, so long as the Discharge of First Lien Obligations has not occurred, none of the Grantors shall, or shall permit any of its Subsidiaries to, (a) grant or permit any additional Liens on any asset to secure any Second Lien Obligation unless it has granted, or concurrently therewith grants, a Lien on such asset to secure the First Lien Obligations or (b) grant or permit any additional Liens on any asset to secure any First Lien Obligations unless it has granted, or concurrently therewith grants, a Lien on such asset to secure the Second Lien Obligations, in each case, with each such Lien to be subject to the provisions of this Agreement. To the extent that the provisions of the immediately preceding sentence are not complied with for any reason, without limiting any other right or remedy available to the First Lien Administrative Agent or the other First Lien Secured Parties, the Second Lien Administrative Agent agrees, for itself and on behalf of the other Second Lien Secured Parties, that any amounts received by or distributed to any Second Lien Secured Party pursuant to or as a result of any Lien granted in contravention of this Section shall be subject to
Section 4.02.

          SECTION 2.04. SIMILAR LIENS AND AGREEMENTS. The parties hereto acknowledge and agree that it is their intention that the First Lien Collateral and the Second Lien Collateral be identical and that (except as contemplated by Article V) the steps taken to perfect the First Priority Liens and the Second Priority Liens be identical in all material respects. In furtherance of the foregoing, the parties hereto agree:

          (a) to cooperate in good faith in order to determine, upon any request by the First Lien Administrative Agent or the Second Lien Administrative Agent, the specific assets included in the First Lien Collateral and the Second Lien Collateral, the steps taken to perfect the First Priority Liens and the Second Priority Liens thereon and the identity of the respective parties obligated under the First Lien Credit Documents and the Second Lien Credit Documents; and

          (b) that the documents, agreements and instruments creating or evidencing the Second Lien Collateral and the Second Priority Liens shall be in all material respects in the same form as the documents, agreements and instruments creating or evidencing the First Lien

Collateral and the First Priority Liens, other than with respect to the first priority and second priority nature of the Liens created or evidenced thereunder.

                                  ARTICLE III

              ENFORCEMENT OF RIGHTS; MATTERS RELATING TO COLLATERAL

          SECTION 3.01. EXERCISE OF RIGHTS AND REMEDIES. (a) So long as the Discharge of First Lien Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Grantor, the First Lien Administrative Agent and the other First Lien Secured Parties shall have the exclusive right to enforce rights and exercise remedies (including any right of setoff) with respect to any of the Collateral (including any foreclosure action or proceeding), in each case, with notice to the Second Lien Administrative Agent as set forth in clause (b) below but without any consultation with or the consent of the Second Lien Administrative Agent or any other Second Lien Secured Party; provided that, notwithstanding the foregoing,
(i) in any Insolvency or Liquidation Proceeding, the Second Lien Administrative Agent may file a proof of claim or statement of interest with respect to the Second Lien Obligations; (ii) the Second Lien Administrative Agent may take any action not otherwise in conflict with this Agreement to preserve or protect the validity and enforceability of the Second Priority Liens; (iii) the Second Lien Secured Parties may file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims of the Second Lien Secured Parties, including any claims secured by the Collateral, or otherwise make any agreements or file any motions pertaining to the Second Lien Obligations, in each case, to the extent not inconsistent with the terms of this Agreement; (iv) the Second Lien Secured Parties may exercise rights and remedies that may be exercised by unsecured creditors except to the extent in conflict with Article VI; (v) the Lien securing the Second Lien Obligations shall remain on and attach to any proceeds of Collateral released or disposed of in accordance with this Agreement subject to the relative priorities described in Article II; and (vi) subject to Section 3.02, the Second Lien Administrative Agent and the other Second Lien Secured Parties may enforce any of their rights and exercise any of their remedies with respect to the Collateral after the termination of the Standstill Period (the actions described in this proviso being referred to herein as the "SECOND LIEN PERMITTED ACTIONS"). Except for the Second Lien Permitted Actions, unless and until the Discharge of First Lien Obligations has occurred, the sole right of the Second Lien Administrative Agent and the other Second Lien Secured Parties with respect to the Collateral shall be to receive a share of the proceeds of the Collateral, if any, in accordance with the Second Lien Credit Documents and applicable law, after the Discharge of First Lien Obligations has occurred.

          (b) In exercising rights and remedies with respect to any of the Collateral, the First Lien Administrative Agent and the other First Lien Secured Parties may enforce the provisions of the First Lien Credit Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in their sole discretion. Such exercise and enforcement shall include the rights of an agent appointed by them to Dispose of Collateral upon foreclosure, to incur reasonable expenses in connection with any such Disposition and to exercise all the rights and remedies of a secured creditor under the Uniform Commercial Code, the Bankruptcy Code or any other Bankruptcy Law or any other applicable law. Unless an Insolvency and Liquidation Proceeding has commenced and is continuing, the First Lien Administrative Agent agrees to provide at least ten days' prior written notice to the Second Lien Administrative Agent of its intention to enforce its rights or exercise remedies (including any right of setoff) with respect to the Collateral, prior to any such enforcement or exercise. In the event that during such ten day period, the Second Lien Administrative Agent shall send to the First Lien Secured Parties the irrevocable notice of the Purchasing Parties' intention to exercise their purchase option pursuant to
Section 7.05(a), the First Lien Administrative Agent shall not commence any foreclosure or other action to sell or otherwise realize upon the Collateral; provided that the purchase and sale with respect to the First Lien Obligations provided for in Section 7.05 shall have closed within ten Business Days thereafter and the First Lien Administrative Agent shall have received payment in full of the purchase price and any cash collateral as provided for herein within such ten Business Day period.

          (c) The Second Lien Administrative Agent, for itself and on behalf of the other Second Lien Secured Parties, hereby acknowledges and agrees that no covenant, agreement or restriction contained in any Second Lien Security Document or any other Second Lien Credit Document (other than this Agreement) shall be deemed to restrict in any way the rights and remedies of the First Lien Administrative Agent or the other First Lien Secured Parties with respect to the Collateral as set forth in this Agreement and the First Lien Credit Documents.

          SECTION 3.02. NO INTERFERENCE. The Second Lien Administrative Agent, for itself and on behalf of the other Second Lien Secured Parties, agrees that, whether or not any Insolvency or Liquidation Proceeding has been commenced, the Second Lien Secured Parties:

          (a) will not, so long as the Discharge of First Lien Obligations has not occurred, until the expiration of the Standstill Period, enforce or exercise, or seek to enforce or exercise, any rights or remedies (including any right of setoff) with respect to any Collateral (including the enforcement of any right under any lockbox Agreement, account control agreement, landlord waiver or bailee's letter or any similar agreement or arrangement to which the Second Lien Administrative Agent or any other Second Lien Secured Party is a party); provided that the Second Lien Administrative Agent may enforce or exercise any or all such rights and remedies after a period of 120 days has elapsed since the date on which the Second Lien Administrative Agent has delivered to the First Lien Administrative Agent written notice (the "STANDSTILL NOTICE") of the acceleration of the indebtedness then outstanding under the Second Lien Credit Agreement (the "STANDSTILL PERIOD"); provided, further, that
(A) notwithstanding the expiration of the Standstill Period or anything herein to the contrary, in no event shall the Second Lien Administrative Agent or any other Second Lien Secured Party enforce or exercise any rights or remedies with respect to any Collateral, if the First Lien Administrative Agent or any other First Lien Secured Party is actively pursuing in good faith the enforcement or exercise of their rights or remedies with respect to a material portion of the Collateral (it being expressly understood that the running of the Standstill Period shall be independent of any enforcement or exercise, or cessation of the enforcement or exercise, of rights or remedies by the First Lien Administrative Agent or any other First Lien Secured Party and that the Standstill Period shall not cease to run as a result of any such enforcement or exercise or cessation) and (B) if the Second Lien Secured Parties (or the Second Lien Administrative Agent on behalf of the Second Lien Secured Parties) have, upon not less than ten days' prior written notice to the First Lien Administrative Agent (which notice may not be given prior to the 110th day following delivery of the Standstill Notice), commenced any actions to enforce the Second Lien Administrative Agent's Lien on any Collateral to the extent permitted hereunder and are actively pursuing in good faith such actions, neither the First Lien Administrative Agent nor any other First Lien Secured Party shall take any action of a similar nature with respect to such Collateral;

          (b) subject to the First Lien Secured Parties' compliance with the standstill and notice provisions of Section 3.01(b) and, if applicable, clause
(B) of the second proviso to Section 3.02(a) above, will not contest, protest or object to any foreclosure action or proceeding brought by the First Lien Administrative Agent or any other First Lien Secured Party, or any other enforcement or exercise by any First Lien Secured Party of any rights or remedies relating to the Collateral under the First Lien Credit Documents or otherwise, so long as Second Priority Liens attach to the proceeds thereof subject to the relative priorities set forth in Section 2.01; provided that it is expressly understood that (i) the First Lien Administrative Agent may take any action not otherwise prohibited by this Agreement to preserve or protect the validity and enforceability of the First Priority Liens; (ii) the First Lien Secured Parties may file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any Person objecting to or otherwise seeking the disallowance of the claims of the First Lien Secured Parties, including any claims secured by the Collateral, or otherwise make any agreements or file any motions pertaining to the First Lien Obligations, in each case, to the extent not inconsistent with the terms of this Agreement; and (iii) the Lien securing the First Lien Obligations shall remain on and attach to any proceeds of Collateral released or disposed of in accordance with this Agreement subject to the relative priorities described in
Article II;

          (c) subject to the Second Lien Secured Parties' rights under clause
(a) above, will not object to the forbearance by the First Lien Administrative Agent or the other First Lien Secured Parties from commencing or pursuing any foreclosure action or proceeding or any other enforcement or exercise of any rights or remedies with respect to any of the Collateral;

          (d) will not, except to the extent permitted under this Agreement, object to the manner in which the First Lien Administrative Agent or any other First Lien Secured Party may seek to enforce or collect the First Lien Obligations or the First Priority Liens, regardless of whether any action or failure to act by or on behalf of the First Lien Administrative Agent or any other First Lien Secured Party is, or could be, adverse to the interests of the Second Lien Secured Parties;

          (e) will not attempt, directly or indirectly, whether by judicial proceeding or otherwise, to challenge or question the validity or enforceability of any First Lien Obligation or any First Lien Security Document, including this Agreement, or the validity or enforceability of the priorities, rights or obligations established by this Agreement; and

          (f) will not assert, and hereby waive, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or claim the benefit of any marshalling, appraisal, valuation or other similar right that may be available under applicable law with respect to the Collateral or any other rights a junior secured creditor may have under applicable law with respect to the matters described in this clause (f).

          SECTION 3.03. RIGHTS AS UNSECURED CREDITORS. The Second Lien Administrative Agent and the other Second Lien Secured Parties may, in accordance with the terms of the Second Lien Credit Documents and applicable law, exercise against the Company and any Guarantor rights and remedies as unsecured creditors. Nothing in this Agreement shall prohibit the receipt by the Second Lien Administrative Agent or any other Second Lien Secured Party of the required payments of principal, premium, interest, fees and other amounts due under the Second Lien Credit Documents so long as such receipt is not the result of the enforcement or exercise by the Second Lien Administrative Agent or any other Second Lien Secured Party of rights or remedies with respect to the Collateral in contravention of this Agreement or enforcement in contravention of this Agreement of any Second Priority Lien.

          SECTION 3.04. RELEASES. (a) If, in connection with (i) any Disposition of any Collateral and any releases of Guarantors in connection therewith, in each case, permitted under the terms of the First Lien Credit Documents and the Second Lien Credit Documents or (ii) the enforcement or exercise of any rights or remedies with respect to the Collateral, including any Disposition of Collateral, the First Lien Administrative Agent, for itself and on behalf of the other First Lien Secured Parties, releases any of the First Priority Liens, or releases any Guarantor from its obligations under its guaranty of the First Lien Obligations in connection with a Disposition of all of the equity interests of such Guarantor, other than any such release (A) in the case of clauses (i) and (ii) above, granted in connection with the Discharge of First Lien Obligations, (B) in the case of clause (i) above, after the occurrence and during the continuance of an event of default under any Second Lien Credit Document or (C) in the case of clause (ii) above, granted in connection with the foreclosure, sale, transfer or Disposition of all or substantially all of the Collateral pursuant to such enforcement or exercise of rights or remedies, then the Second Priority Liens on such Collateral, and the obligations of such Guarantor under its guaranty of the Second Lien Obligations, shall be automatically, unconditionally and simultaneously released, and the Second Lien Administrative Agent shall, for itself and on behalf of the other Second Lien Secured Parties, promptly execute and deliver to the First Lien Administrative Agent or the relevant Grantor such termination statements, releases and other documents as the First Lien Administrative Agent or such Grantor may reasonably request to effectively confirm such release; provided that, the Lien securing the Second Lien Obligations shall remain on the proceeds of such Collateral released subject to the relative priorities described in Section 2; and provided, further, that if the Aggregate First Lien Exposure of all First Lien Lenders shall be 15% or less of the sum of (I) the Aggregate First Lien Exposure of all First Lien Lenders plus (II) the Aggregate Second Lien Exposure of all Second Lien Lenders, any release of Second Priority Liens pursuant to clause (ii) above shall require the consent of holders of First Lien Obligations and Second Lien Obligations representing in the aggregate more than 50% of the sum of (x) the Aggregate First Lien Exposure of all First Lien Lenders plus (y) the Aggregate Second Lien Exposure of all Second Lien Lenders.

          (b) Until the Discharge of First Lien Obligations occurs, the Second Lien Administrative Agent, for itself and on behalf of each other Second Lien Secured Party, hereby appoints the First Lien Administrative Agent, and any officer or agent of the First Lien Administrative Agent, with full power of substitution, as the attorney-in-fact of each Second Lien Secured Party for the purpose of carrying out the provisions of this Section 3.04 and taking any action and executing any instrument that the First Lien Administrative Agent may reasonably deem necessary or advisable to accomplish the purposes of this
Section 3.04 (including any endorsements or other instruments of transfer or release), which appointment is irrevocable and coupled with an interest; provided that the First Lien Administrative Agent will not be entitled to exercise such power of attorney to execute and deliver a release or other document or instrument of transfer unless the Second Lien Administrative Agent shall have been requested to execute and deliver such release or other document or instrument of transfer and shall not have done so within three Business Days of its receipt of such request.

          SECTION 3.05. INSURANCE AND CONDEMNATION AWARDS. So long as the Discharge of First Lien Obligations has not occurred, the First Lien Administrative Agent and the other First Lien Secured Parties shall have the exclusive right, subject to the rights of the Grantors under the First Lien Credit Documents, to settle and adjust claims in respect of Collateral under policies of insurance and to approve any award granted in any condemnation or similar proceeding, or any deed in lieu of condemnation, in respect of the Collateral. All proceeds of any such policy and any such award, or any payments with respect to a deed in lieu of condemnation, shall (a) first, prior to the Discharge of First Lien Obligations and subject to the rights of the Grantors under the First Lien Credit Documents, be paid to the First Lien Administrative Agent for the benefit of First Lien Secured Parties pursuant to the terms of the First Lien Credit

Documents, (b) second, after the Discharge of First Lien Obligations and subject to the rights of the Grantors under the Second Lien Credit Documents, be paid to the Second Lien Administrative Agent for the benefit of the Second Lien Secured Parties pursuant to the terms of the Second Lien Credit Documents, and (c) third, if no Second Lien Obligations are outstanding, be paid to the owner of the subject property, such other Person as may be entitled thereto or as a court of competent jurisdiction may otherwise direct. Until the Discharge of First Lien Obligations has occurred, if the Second Lien Administrative Agent or any other Second Lien Secured Party shall, at any time, receive any proceeds of any such insurance policy or any such award or payment, it shall transfer and pay over such proceeds to the First Lien Administrative Agent in accordance with
Section 4.02.

                                   ARTICLE IV

                                    PAYMENTS

          SECTION 4.01. APPLICATION OF PROCEEDS. So long as the Discharge of First Lien Obligations has not occurred, any Collateral or proceeds thereof received by the First Lien Administrative Agent in connection with any Disposition of, or collection on, such Collateral upon the enforcement or exercise of any right or remedy (including any right of setoff) relating to the Collateral and all payments or distributions of any kind received in connection with the same, shall be applied by the First Lien Administrative Agent first to the First Lien Obligations in such order as is specified in the applicable First Lien Credit Documents. Upon the Discharge of First Lien Obligations, the First Lien Administrative Agent shall deliver to the Second Lien Administrative Agent any remaining Collateral and any proceeds thereof then held by it in the same form as received, together with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct, to be applied by the Second Lien Administrative Agent to the Second Lien Obligations in such order as is specified in the Second Lien Collateral Agreement.

          SECTION 4.02. PAYMENT OVER. So long as the Discharge of First Lien Obligations has not occurred, any Collateral, or any proceeds thereof or payment with respect thereto, received by the Second Lien Administrative Agent or any other Second Lien Secured Party in connection with the exercise of any right or remedy (including any right of setoff) with respect to the Collateral, or in connection with any insurance policy claim or any condemnation award (or deed in lieu of condemnation), in contravention of this Agreement shall be segregated and held in trust and forthwith transferred or paid over to the First Lien Administrative Agent for the benefit of the First Lien Secured Parties in the same form as received, together with any necessary endorsements, or as a court of competent jurisdiction may otherwise direct.

                                   ARTICLE V

      BAILMENT AND SUB-AGENCY FOR PERFECTION OF CERTAIN SECURITY INTERESTS

          (a) The First Lien Administrative Agent agrees that if it shall at any time hold a First Priority Lien on any Collateral that can be perfected by the possession or control of such Collateral or of any account in which such Collateral is held, and if such Collateral or any such account is in fact in the possession or under the control of the First Lien Administrative Agent, or of agents or bailees of the First Lien Administrative Agent (such Collateral being referred to herein as the "PLEDGED OR CONTROLLED COLLATERAL"), the First Lien Administrative Agent shall, solely for the purpose of perfecting the Second Priority Liens granted under the Second Lien Credit Documents and subject to the terms and conditions of this Section, also hold such Pledged or Controlled Collateral as bailee for the Second Lien Administrative Agent. To the extent that under applicable law the Second Lien Administrative Agent may also have or be deemed to have control of any Pledged or Controlled Collateral at the same time the First Lien Administrative Agent has such control, the parties hereto shall use reasonable efforts to enable the Second Lien Administrative Agent to have such control of such Pledged or Controlled Collateral (it being expressly understood that any exercise by the Second Lien Administrative Agent of rights relating to such control shall be deemed an enforcement of rights and remedies and shall be subject to the provisions of this Agreement).

          (b) The obligations and responsibilities of the First Lien Administrative Agent to the Second Lien Administrative Agent and the other Second Lien Secured Parties under this Section shall be limited solely to holding or controlling the Pledged or Controlled Collateral as bailee in accordance with this Section. Without limiting the foregoing, the First Lien Administrative Agent shall have no obligation or responsibility to ensure that any Pledged or Controlled Collateral is genuine or owned by any of the Grantors. The First Lien Administrative Agent acting pursuant to this Section shall not, by reason of this Agreement, any other Security Document or any other document, have a fiduciary relationship in respect of any other First Lien Secured Party, the Second Lien Administrative Agent or any other Second Lien Secured Party.

          (c) Upon the Discharge of First Lien Obligations, the First Lien Administrative Agent shall transfer the possession and control of the Pledged or Controlled Collateral, together with any necessary endorsements but without recourse or warranty, (i) if the Second Lien Obligations are outstanding at such time, to the Second Lien Administrative Agent, and (ii) if no Second Lien Obligations are outstanding at such time, to the Company, in each case so as to allow such Person to obtain possession and control of such Pledged or Controlled Collateral. In connection with any transfer under clause (i) of the immediately preceding sentence, the First Lien Administrative Agent agrees to take all actions in its power as shall be reasonably requested by the Second Lien Administrative Agent to permit the Second Lien Administrative Agent to obtain, for the benefit of the Second Lien Secured Parties, a perfected first priority security interest in the Pledged or Controlled Collateral.

                                   ARTICLE VI

                      INSOLVENCY OR LIQUIDATION PROCEEDINGS

          SECTION 6.01. GENERAL APPLICABILITY AND FINANCE MATTERS. (a) This Agreement shall be applicable both before and after the filing of any petition by or against any Grantor in connection with any Insolvency or Liquidation Proceeding and all converted or succeeding cases in respect thereof, and all references herein to any Grantor shall be deemed to apply to the trustee for such Grantor and such Grantor as a debtor-in-possession.

          (b) Until the Discharge of First Lien Obligations has occurred, the Second Lien Administrative Agent, for itself and on behalf of the other Second Lien Secured Parties, agrees that, in the event of any Insolvency or Liquidation Proceeding, the Second Lien Administrative Agent:

               (i) will not oppose or object to (or support any other Person opposing or objecting to) the use of any Collateral constituting cash collateral under Section 363 of the Bankruptcy Code, or any comparable provision of any other Bankruptcy Law, unless the First Lien Secured Parties, or a representative authorized by the First Lien Secured Parties, shall oppose or object to such use of such cash collateral;

               (ii) will not oppose or object to (or support any other Person opposing or objecting to) any post-petition financing, whether provided by the First Lien Secured Parties or any other Person, under
          Section 364 of the Bankruptcy Code, or any comparable provision of any other Bankruptcy Law (a "DIP FINANCING") (unless (I) the First Lien Secured Parties, or a representative authorized by the First Lien Secured Parties, shall then oppose or object to such DIP Financing,
          (II) the aggregate principal amount of loans and letter of credit accommodations outstanding or available under such DIP Financing exceeds the Maximum DIP Financing Amount or (III) the Liens securing the First Lien Obligations are not subordinated to or pari passu with such DIP Financing (provided that the Second Lien Administrative Agent will subordinate its Liens in the Collateral to the Liens securing such DIP Financing on substantially the same basis as the Liens securing the other Second Lien Obligations are subordinated to the Liens securing the First Lien Obligations under this Agreement)); and

               (iii) except to the extent permitted by paragraph (c) of this
          Section 6.01, will not request adequate protection with respect to its rights in the Collateral.

          (c) The Second Lien Administrative Agent, for itself and on behalf of the other Second Lien Secured Parties, agrees that no Second Lien Secured Party shall contest, or support any other Person in contesting, (i) any request by the First Lien Administrative Agent or any other First Lien Secured Party for adequate protection or (ii) any objection, based on a claim of a lack of adequate protection, by the First Lien Administrative Agent or any other First Lien Secured Party to any motion, relief, action or proceeding. Notwithstanding the immediately preceding sentence, the Second Lien Administrative Agent, for itself or on behalf of the other Second Lien Secured Parties, shall be permitted to obtain adequate protection with respect to its rights in the Collateral in any Insolvency or Liquidation Proceeding; provided that, unless the First Lien Administrative Agent otherwise agrees, (i) the Second Lien Administrative Agent or any Second Lien Secured Party may obtain adequate protection in the form of additional or replacement collateral or an administrative expense claim only if the First Lien Administrative Agent is also granted a Lien on such additional or replacement collateral (and such Lien granted to the Second Lien Administrative Agent or any Second Lien Secured Party is subordinated to the First Lien Administrative Agent's Lien thereon on the same basis as the other Second Priority Liens are subordinated to the First Priority Liens under this Agreement) or if the First Lien Administrative Agent or any First Lien Secured Parties are granted an administrative expense claim that is senior to any such claim granted to the Second Lien Administrative Agent or any Second Lien Secured Party, as adequate protection for the First Lien Obligations and (ii) the Second Lien Administrative Agent or any other Second Lien Secured Party may obtain adequate protection in the form of current cash payments in an amount not to exceed Post-Petition Interest on the Second Lien Obligations accruing at the applicable non-default rate on the Second Priority Obligations (the percentage that such cash payments constitute of the amount of Post-Petition Interest on the Second Lien Obligations accruing at the non-default rate being the "APPLICABLE PERCENTAGE") only if the First Lien Administrative Agent or any other First Lien Secured Party is also granted adequate protection in the form of current cash payments at least equal to the Applicable Percentage of Post-Petition Interest accruing at the applicable non-default rate on the First Priority Obligations. In addition, the Second Lien Administrative Agent or any Second Lien Secured Party may obtain adequate protection in the form of reports, notices, inspection rights and similar forms of adequate protection granted to the First Lien Administrative Agent. The First Lien Administrative Agent, for itself and on behalf of the other First Lien Secured Parties, agrees that no First Lien Secured Party shall contest, or support any other Person in contesting, any request by the Second Lien Administrative Agent or any other Second Lien Secured Party for adequate protection of the kind described in clause (i) above or in the immediately preceding sentence.

          (d) Notwithstanding anything to the contrary contained in the foregoing provisions of this Section 6.01, (i) the Second Lien Secured Parties may object to any DIP Financing that purports to govern or control or limit the provisions or content of a plan of reorganization of any Grantor, other than providing for satisfaction in full in cash of the DIP Financing on or prior to the effective date of such plan of reorganization and (ii) nothing herein shall prohibit the Second Lien Secured Parties from proposing any alternative DIP Financing to any Grantor or the relevant bankruptcy court.

          (e) In the event that the First Lien Secured Parties oppose or object to certain elements of a DIP Financing or use of cash collateral and such elements are modified in accordance with such opposition or objection, then the First Lien Secured Parties shall no longer be deemed to be opposing or objecting to such DIP Financing or use of cash collateral. In the event that the Second Lien Secured Parties object to a DIP Financing pursuant to clause (d) and the elements of such DIP Financing that purport to govern or control or limit the provisions or content of a plan of reorganization of any Grantor (other than providing for satisfaction in full in cash as provided in clause (d)) are removed from such DIP Financing, then the Second Lien Secured Parties shall thereafter not be able to object to such DIP Financing pursuant to clause (d).

          SECTION 6.02. RELIEF FROM THE AUTOMATIC STAY. The Second Lien Administrative Agent, for itself and on behalf of the other Second Lien Secured Parties, agrees that, so long as the Discharge of First Lien Obligations has not occurred, no Second Lien Secured Party shall, without the prior written consent of the First Lien Administrative Agent, seek or request relief from or modification of the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of any part of the Collateral, any proceeds thereof or any Second Priority Lien. Notwithstanding anything to the contrary set forth in this Agreement, no Grantor waives or shall be deemed to have waived any rights under section 362 of the Bankruptcy Code.

          SECTION 6.03. REORGANIZATION SECURITIES. If, in any Insolvency or Liquidation Proceeding, debt obligations of any reorganized Grantor secured by Liens upon any property of such reorganized Grantor are distributed, pursuant to a plan of reorganization, on account of both the First Lien Obligations and the Second Lien Obligations, then, to the extent the debt obligations distributed on account of the First Lien Obligations and on account of the Second Lien Obligations are secured by Liens upon the same assets or property, the provisions of this Agreement will survive the distribution of such debt obligations pursuant to such plan and will apply with like effect to the Liens securing such debt obligations.

          SECTION 6.04. POST-PETITION INTEREST. (a) The Second Lien Administrative Agent, for itself and on behalf of the other Second Lien Secured Parties, agrees that no Second Lien Secured Party shall oppose or seek to challenge any claim by the First Lien Administrative Agent or any other First Lien Secured Party for allowance in any Insolvency or Liquidation Proceeding of First Lien Obligations consisting of Post-Petition Interest to the extent of the value of the First Priority Liens (it being understood and agreed that such value shall be determined without regard to the existence of the Second Priority Liens on the Collateral).

          (b) The First Lien Administrative Agent, for itself and on behalf of the other First Lien Secured Parties, agrees that no First Lien Secured Party shall oppose or seek to challenge any claim by the Second Lien Administrative Agent or any other Second Lien Secured

Party for allowance in any Insolvency or Liquidation Proceeding of Second Lien Obligations consisting of Post-Petition Interest to the extent of the value of the Second Priority Liens (it being understood and agreed that such value shall be determined taking into account the First Priority Liens on the Collateral).

          SECTION 6.05. SEPARATE CLASSES. Each of the parties hereto irrevocably acknowledges and agrees that (i) the claims and interests of the First Lien Secured Parties and the Second Lien Secured Parties are not "substantially similar" within the meaning of Section 1122 of the Bankruptcy Code, or any comparable provision of any other Bankruptcy Law, (ii) the grants of the First Priority Liens and the grants of the Second Priority Liens constitute two separate and distinct grants of Liens, (iii) the First Lien Secured Parties rights in the Collateral are fundamentally different from the Second Lien Secured Parties' rights in the Collateral and (iv) as a result of the foregoing, among other things, the First Lien Obligations and the Second Lien Obligations must be separately classified in any plan of reorganization proposed or adopted in any Insolvency or Liquidation Proceeding.

          SECTION 6.06. ASSET SALES. The Second Lien Administrative Agent agrees, on behalf of itself and the other Second Lien Secured Parties, that it will raise no objection or oppose (or support any Person in objecting or opposing) a motion to sell or otherwise Dispose of any Collateral free and clear of its Liens or other claims under Bankruptcy Code Section 363 if the requisite First Lien Secured Parties have consented to such sale or Disposition of such assets, and such motion does not propose to eliminate the rights of the Second Lien Secured Parties under Bankruptcy Code Section 363(k).

                                   ARTICLE VII

                                OTHER AGREEMENTS

          SECTION 7.01. MATTERS RELATING TO LOAN DOCUMENTS. (a) The First Lien Credit Documents may be amended, supplemented or otherwise modified in accordance with their terms, and new First Lien Credit Documents may be entered into (any of the foregoing, a "FIRST LIEN CREDIT DOCUMENTS MODIFICATION"), and the indebtedness under the First Lien Credit Agreement may be Refinanced, in each case, without the consent of any Second Lien Secured Party; provided that no such First Lien Credit Documents Modification or Refinancing shall (i) result in the sum of (A) the aggregate principal amount of loans outstanding under the First Lien Credit Documents, plus (B) the unused portion of the revolving commitments under the First Lien Credit Documents, plus (C) the aggregate amount of any unused term loan commitments that may be established pursuant to such First Lien Credit Documents Modification or Refinancing, plus (D) the aggregate face amount of all letters of credit issued or deemed issued and outstanding under the First Lien Credit Documents (in the case of each of the foregoing clauses (A), (B), (C) and (D), as determined after giving effect to such First Lien Credit Documents Modification or Refinancing) exceeding the Maximum First Lien Obligations Amount, (ii) set the "Applicable Margin" or similar component of the interest rate under the First Lien Credit Documents in a manner that would result in the total yield on indebtedness thereunder to exceed by more than 3.00% per annum the maximum total yield on indebtedness thereunder as in effect on the Closing Date (excluding (I) increases resulting from the accrual of interest at the default rate and (II) increases attributable to changes in the Eurodollar Rate or the Alternate Base Rate) or (iii) extend the scheduled maturity of the First Lien Credit Agreement or any Refinancing thereof beyond the scheduled maturity of the Second Lien Credit Agreement or any Refinancing thereof; and provided, further, that the holders of the indebtedness resulting from such Refinancing, or a duly authorized agent on their behalf, agree in writing to be bound by the terms of this Agreement.

          (b) Without the prior written consent of the First Lien Required Lenders, no Second Lien Credit Document may be amended, supplemented or otherwise modified, and no new Second Lien Credit Document may be entered into (any of the foregoing, a "SECOND LIEN CREDIT DOCUMENTS MODIFICATION"), to the extent such Second Lien Credit Documents Modification would (i) contravene the provisions of this Agreement, (ii) set the "Applicable Margin" or similar component of the interest rate under the Second Lien Credit Documents in a manner that would result in the maximum total yield on indebtedness thereunder to exceed by more than 3.00% per annum the total yield on indebtedness thereunder as in effect on the Closing Date (excluding (I) increases resulting from the accrual of interest at the default rate, (II) increases attributable to changes in the Eurodollar Rate or the Alternate Base Rate, (III) increases attributable to a Second Lien Credit Documents Modification required by the Second Lien Arrangers on or prior to May 25, 2005, in connection with the syndication of the Second Lien Term Loans and (IV) increases paid in kind or through accretion and not required to be paid in cash until maturity), (iii) change to earlier dates any scheduled dates for payment of principal or of interest on indebtedness under the Second Lien Credit Documents, (iv) change the redemption, defeasance or prepayment provisions set forth in the Second Lien Credit Documents in a manner adverse to the First Lien Secured Parties or (v) add to the Second Lien Collateral other than as specifically provided by this Agreement.

          (c) Each of the Company and the Second Lien Administrative Agent agrees that the Second Lien Credit Agreement and each Second Lien Security Document shall contain the applicable provisions set forth on Annex I hereto, or similar provisions approved by the First Lien Administrative Agent. Each of the Company and the Second Lien Administrative Agent further agrees that each Second Lien Mortgage covering any Collateral shall contain such other language as the First Lien Administrative Agent may reasonably request to reflect the subordination of such Second Lien Mortgage to the First Lien Security Document covering such Collateral pursuant to this Agreement.

          SECTION 7.02. EFFECT OF REFINANCING OF INDEBTEDNESS UNDER FIRST LIEN CREDIT DOCUMENTS. If, substantially contemporaneously with the Discharge of First Lien Obligations, the Company Refinances indebtedness outstanding under the First Lien Credit Documents and provided that (a) such Refinancing is permitted hereby and (b) the Company gives to the Second Lien Administrative Agent, at least fifteen Business Days prior to such Refinancing, written notice (the "REFINANCING NOTICE") electing the application of the provisions of this Section to such Refinancing indebtedness, then (i) such Discharge of First Lien Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement, (ii) such Refinancing indebtedness and all other obligations under the loan documents evidencing such indebtedness (the "NEW FIRST LIEN OBLIGATIONS") shall automatically be treated as First Lien Obligations for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein, (iii) the credit agreement and the other loan documents evidencing such Refinancing indebtedness (the "NEW FIRST LIEN CREDIT DOCUMENTS") shall automatically be treated as the First Lien Credit Agreement and the First Lien Credit Documents and, in the case of New First Lien Credit Documents that are security documents, as the First Lien Security Documents for all purposes of this Agreement and (iv) the Administrative Agent under the New First Lien Credit Documents (the "NEW FIRST LIEN ADMINISTRATIVE AGENT") shall be deemed to be the First Lien Administrative Agent for all purposes of this Agreement. Upon receipt of a Refinancing Notice, which notice shall include the identity of the New First Lien Administrative Agent, the Second Lien Administrative Agent shall promptly enter into such documents and agreements (including amendments or supplements to this Agreement or any replacement of this Agreement with a substantially identical agreement to substitute the New First Lien Administrative Agent for the First Lien Administrative Agent or to substitute references to the New First Lien Obligations and the New First Lien Credit Documents for references to the First Lien Obligations and the First Lien Credit Documents) as the Company or such New First Lien Administrative Agent may reasonably request in order to provide to the New First Lien Administrative Agent the rights and powers contemplated hereby, in each case consistent in all material respects with the terms of this Agreement. The Company shall cause the agreement, document or instrument pursuant to which the New First Lien Administrative Agent is appointed to provide that the New First Lien Administrative Agent agrees to be bound by the terms of this Agreement. In furtherance of Section 2.03, if the New First Lien Obligations are secured by assets of the Grantors that do not also secure the Second Lien Obligations, the applicable Grantors shall promptly grant a Second Priority Lien on such assets to secure the Second Lien Obligations.

          SECTION 7.03. NO WAIVER BY FIRST LIEN SECURED PARTIES. Other than with respect to the Second Lien Permitted Actions and other actions of the Second Lien Administrative Agent and the other Second Lien Secured Parties expressly permitted hereby, nothing contained herein shall prohibit or in any way limit the First Lien Administrative Agent or any other First Lien Secured Party from opposing or objecting to, in any Insolvency or Liquidation Proceeding or otherwise, any action taken by the Second Lien Administrative Agent or any other Second Lien Secured Party, including any request by the Second Lien Administrative Agent or any other Second Lien Secured Party for adequate protection (except for adequate protection requested by the Second Lien Administrative Agent or any Second Lien Secured Party in accordance with Section 6.01(c), which shall not be objected to by the First Lien Administrative Agent or First Lien Secured Party) or any exercise by the Second Lien Administrative Agent or any other Second Lien Secured Party of any of its rights and remedies under the Second Lien Credit Documents or otherwise.

          SECTION 7.04. REINSTATEMENT. If, in any Insolvency or Liquidation Proceeding or otherwise, all or part of any payment with respect to the First Lien Obligations previously made shall be rescinded for any reason whatsoever, then the First Lien Obligations shall be reinstated to the extent of the amount so rescinded and, if theretofore terminated, this Agreement shall be reinstated in full force and effect and such prior termination shall not diminish, release, discharge, impair or otherwise affect the Lien priorities and the relative rights and obligations of the First Lien Secured Parties and the Second Lien Secured Parties provided for herein.

          SECTION 7.05. PURCHASE RIGHT. (a) Subject to the last sentence of this
Section 7.05(a), at any time upon or following (i) an event of default under any First Lien Credit Document relating to failure to make payments of principal or interest on First Lien Obligations, (ii) an acceleration of the maturity of the indebtedness under the First Lien Credit Documents, (iii) the commencement or occurrence of an Insolvency or Liquidation Proceeding with respect to any Grantor or (iv) receipt of written notice from the First Lien Administrative Agent pursuant to Section 3.01(b) of its intention to commence a lien enforcement action with respect to any Collateral, the Second Lien Secured Parties shall have the option (the "PURCHASE RIGHT"), by no less than three Business Days written notice delivered by the Second Lien Administrative Agent to the First Lien Administrative Agent (a "PURCHASE NOTICE"), to purchase all (but not less than all) of the First Lien Obligations from the First Lien Secured Parties. Such notice from the Second Lien Administrative Agent shall be irrevocable. The Company agrees to provide prompt written notice to the Second Lien Administrative Agent of any event of default under any First Lien Credit Document. The Purchase Right of the Second Lien Secured Parties in respect of the occurrence of any of the events described in the foregoing clauses (i), (ii),
(iii) and (iv) of this Section 7.05(a) (each, a "TRIGGERING EVENT") shall expire and shall no longer be exercisable in respect of such occurrence if such Purchase Right is not exercised within 90 days following the date the Second Lien Secured Parties are notified of such occurrence (such 90 day period, the "PURCHASE PERIOD"); provided that no Triggering Events that occur during any Purchase Period will result in the commencement of any additional Purchase Periods.

          (b) On the date (the "PURCHASE DATE") specified by the Second Lien Administrative Agent in such notice (which shall be a Business Day not less than three Business Days, nor more than fifteen Business Days, after the receipt by the First Lien Secured Parties of the notice referred to in Section 7.05(a)), the First Lien Secured Parties shall, subject to any required approval of any court or other Governmental Authority then in effect, if any, sell to the Second Lien Secured Parties electing to purchase pursuant to Section 7.05(a) (the "PURCHASING PARTIES"), and the Purchasing Parties shall purchase from the First Lien Secured Parties, all of the First Lien Obligations; provided that the First Lien Obligations purchased shall not include any rights of First Lien Secured Parties with respect to indemnification obligations of the Grantors under the First Lien Credit Documents that are expressly stated to survive the termination of the First Lien Credit Documents (the "SURVIVING INDEMNITIES"). The Purchasing Parties shall be irrevocably and unconditionally obligated to effect such purchase on the terms herein not later than the Purchase Date. Upon delivery of a Purchase Notice by the Second Lien Administrative Agent to the First Lien Administrative Agent, the First Lien Secured Parties shall, if reasonably requested by the Purchasing Parties, cease the exercise of rights and enforcement of remedies with respect to the Collateral.

          (c) Without limiting the indemnification obligations of the Grantors under the First Lien Credit Documents to the First Lien Secured Parties with respect to Surviving Indemnities (which shall not be transferred in connection with any purchase and sale under 7.05(b)), the Purchasing Parties shall (i) on the Purchase Date, pay to the First Lien Secured Parties as the purchase price therefor the full amount of all the First Lien Obligations then outstanding and unpaid (including principal, interest, fees and expenses, including reasonable attorneys' fees and legal expenses, and, in the case of any Interest Rate Agreement or Foreign Currency Agreement, if terminated, the amount that would be payable by the Company, Parent or any Subsidiary thereunder if it were to terminate such Interest Rate Agreement or Foreign Currency Agreement on the date of such purchase and sale or, if not terminated, an amount reasonably determined by any First Lien Lender or Affiliate thereof party to such Interest Rate Agreement or Foreign Currency Agreement to be necessary to collateralize its credit risk arising out of such Interest Rate Agreement or Foreign Currency Agreement), (ii) on the Purchase Date, furnish cash collateral (subject to return if the Letters of Credit expire or are cancelled) to the First Lien Secured Parties in such amounts as the First Lien Secured Parties determine is reasonably necessary to secure the First Lien Secured Parties in connection with any issued and outstanding Letters of Credit (but not in any event in an amount greater than 105% of the aggregate undrawn face amount of such Letters of Credit), and (iii) upon and after the Purchase Date, reimburse the First Lien Secured Parties for any loss, cost, damage or expense (including reasonable attorneys' fees and legal expenses) in connection with any fees, costs or expenses related to any checks or other payments provisionally credited to the First Lien Obligations and/or as to which the First Lien Secured Parties have not yet received final payment.

          (d) Such purchase price and cash collateral shall be remitted by wire transfer in Dollars and in immediately available funds to the First Lien Administrative Agent to such bank account of the First Lien Administrative Agent as the First Lien Administrative Agent may designate in writing to Purchasing Parties for such purpose. The First Lien Administrative Agent shall, promptly following its receipt thereof, distribute the amounts received by it in respect of such purchase price to the First Lien Secured Parties, pro rata according to the First Lien Obligations owing to the First Lien Secured Parties. Interest shall be calculated to but excluding the day on which such purchase and sale shall occur if the amounts so paid by the Purchasing Parties to the bank account designated by the First Lien Administrative Agent are received in such bank account prior to 12:00 Noon, New York City time, and interest shall be calculated to and including such day if the amounts so paid by the Purchasing Parties to the bank account designated by the First Lien Administrative Agent are received in such bank account later than 12:00 Noon, New York City time.

          (e) Such purchase shall be expressly made without representation or warranty of any kind by the First Lien Secured Parties as to the First Lien Obligations, Collateral or otherwise and without recourse to the First Lien Secured Parties, except that the First Lien Secured Parties shall represent and warrant: (i) the amount of the First Lien Obligations being purchased, (ii) that the First Lien Secured Parties own the First Lien Obligations free and clear of any Liens or encumbrances and (iii) the First Lien Secured Parties have the right to assign the First Lien Obligations and the assignment is duly authorized.

          SECTION 7.06. DELIVERY OF INFORMATION. The Company shall deliver to each of the First Lien Administrative Agent and the Second Lien Administrative Agent promptly upon the effectiveness thereof, copies of any waiver, amendment, restatement, amendment and restatement, supplement or other modification, refinancing or replacement of any of (a) the First Lien Credit Documents or the documentation related to any Refinancings thereof or (b) the Second Lien Credit Documents or the documentation related to any Refinancings thereof.

                                  ARTICLE VIII

                         REPRESENTATIONS AND WARRANTIES

          SECTION 8.01. REPRESENTATIONS AND WARRANTIES OF EACH PARTY. Each party hereto represents and warrants to the other parties hereto as follows:

          (a) Such party is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority to execute and deliver this Agreement and perform its obligations hereunder.

          (b) This Agreement has been duly executed and delivered by such party and constitutes a legal, valid and binding obligation of such party, enforceable in accordance with its terms.

          (c) The execution, delivery and performance by such party of this Agreement (i) do not require any consent or approval of, registration or filing with or any other action by any governmental authority and (ii) will not violate any provision of law, statute, rule or regulation, or of the certificate or articles of incorporation or other constitutive documents or by-laws of such party or any order of any governmental authority or any provision of any indenture, agreement or other instrument binding upon such party.

          SECTION 8.02. REPRESENTATIONS AND WARRANTIES OF EACH ADMINISTRATIVE AGENT. Each Administrative Agent represents and warrants to the other parties hereto that it has been authorized by the Lenders under and as defined in the First Lien Credit Agreement or the Second Lien Credit Agreement, as applicable, to enter into this Agreement.

                                   ARTICLE IX

                 NO RELIANCE; NO LIABILITY; OBLIGATIONS ABSOLUTE

          SECTION 9.01. NO RELIANCE; INFORMATION. Each Administrative Agent, for itself and on behalf of the respective other Secured Parties, acknowledges that
(a) the respective Secured Parties have, independently and without reliance upon, in the case of the First Lien Secured Parties, any Second Lien Secured Party and, in the case of the Second Lien Secured Parties, any First Lien Secured Party, and based on such documents and information as they have deemed appropriate, made their own credit analysis and decision to enter into the Loan Documents to which they are party and (b) the respective Secured Parties will, independently and without reliance upon, in the case of the First Lien Secured Parties, any Second Lien Secured Party and, in the case of the Second Lien Secured Parties, any First Lien Secured Party, and based on such documents and information as they shall from time to time deem appropriate, continue to make their own credit decision in taking or not taking any action under this Agreement or any other Loan Document to which they are party. The First Lien Secured Parties and the Second Lien Secured Parties shall have no duty to disclose to any Second Lien Secured Party or to any First Lien Secured Party, respectively, any information relating to the Company or any of the Subsidiaries, or any other circumstance bearing upon the risk of nonpayment of any of the Obligations, that is known or becomes known to any of them or any of their Affiliates. In the event any First Lien Secured Party or any Second Lien Secured Party, in its sole discretion, undertakes at any time or from time to time to provide any such information to, respectively, any Second Lien Secured Party or any First Lien Secured Party, it shall be under no obligation (i) to make, and shall not make or be deemed to have made, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of the information so provided, (ii) to provide any additional information or to provide any such information on any subsequent occasion or (iii) to undertake any investigation.

          SECTION 9.02. NO WARRANTIES OR LIABILITY. (a) The First Lien Administrative Agent, for itself and on behalf of the other First Lien Secured Parties, acknowledges and agrees that, except for the representations and warranties set forth in Article VIII, neither the Second Lien Administrative Agent nor any other Second Lien Secured Party has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the Second Lien Credit Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. The Second Lien Administrative Agent, for itself and on behalf of the other Second Lien Secured Parties, acknowledges and agrees that, except for the representations and warranties set forth in Article VIII, neither the First Lien Administrative Agent nor any other First Lien Secured Party has made any express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the First Lien Credit Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon.

          (b) The Second Lien Administrative Agent and the other Second Lien Secured Parties shall have no express or implied duty to the First Lien Administrative Agent or any other First Lien Secured Party, and the First Lien Administrative Agent and the other First Lien Secured Parties shall have no express or implied duty to the Second Lien Administrative Agent or any other Second Lien Secured Party, to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of a default or an event of default under any First Lien Credit Document and any Second Lien Credit Document, regardless of any knowledge thereof which they may have or be charged with.

          SECTION 9.03. OBLIGATIONS ABSOLUTE. The Lien priorities provided for herein and the respective rights, interests, agreements and obligations hereunder of the First Lien Administrative Agent and the other First Lien Secured Parties and the Second Lien Administrative Agent and the other Second Lien Secured Parties shall remain in full force and effect irrespective of:

          (a) any lack of validity or enforceability of any Loan Document (other than this Agreement);

          (b) any change in the time, place or manner of payment of, or, subject to the limitations set forth in Section 7.01(a), in any other term of, all or any portion of the First Lien Obligations;

          (c) any amendment, waiver or other modification, whether by course of conduct or otherwise, of any Loan Document;

          (d) securing of any First Lien Obligations or Second Lien Obligations with any additional collateral or Guarantees, or any exchange, release, voiding, avoidance or non-perfection of any security interest in any Collateral or any other collateral or any release of any Guarantee securing any First Lien Obligations or Second Lien Obligations; or

          (e) any other circumstances that otherwise might constitute a defense available to, or a discharge of, the Company or any other Grantor in respect of the First Lien Obligations or the Second Lien Obligations or this Agreement, or any of the First Lien Secured Parties or the Second Lien Secured Parties in respect of this Agreement.

                                   ARTICLE X

                                  MISCELLANEOUS

          SECTION 10.01. NOTICES. Notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by fax, as follows:

          (a) if to the Company or any other Grantor, to it at 93 Werner Road, Greenville, PA 16125, Attention of Eric J. Werner, Esq. (Fax No. (742) 588-0718), with a copy delivered to Gibson, Dunn & Crutcher LLP, 200 Park Avenue, New York, NY 10166, Attention of Janet Vance, Esq. (Fax No. (212) 351-5288);

          (b) if to the First Lien Administrative Agent, to it at 111 Fannin, 10th Floor/MC46, Houston, TX 77002, Attention of Tokunboh Taiwo (Fax No. (713) 750-2452), with a copy to JPMorgan Chase Bank, 270 Park Avenue, 4th Floor, New York, NY 10017, Attention of David Oliver (Fax No. (212) 270-0453);

          (c) if to the Second Lien Administrative Agent, to it at 11 Madison Avenue, New York, NY 10010, Attention of Agency Group (Fax No. (212) 325-8304).

          All notices and other communications given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been given on the date of receipt if delivered by hand or overnight courier service or sent by fax or on the date five Business Days after dispatch by certified or registered mail if mailed, in each case delivered, sent or mailed

(properly addressed) to such party as provided in this Section or in accordance with the latest unrevoked direction from such party given in accordance with this Section. As agreed to among the Company and any Administrative Agent from time to time, notices and other communications may also be delivered by e-mail to the e-mail address of a representative of the applicable Person provided from time to time by such Person.

          SECTION 10.02. CONFLICTS. In the event of any conflict or inconsistency between the provisions of this Agreement and the provisions of the other Loan Documents, the provisions of this Agreement shall control.

          SECTION 10.03. EFFECTIVENESS; SURVIVAL. This Agreement shall become effective when executed and delivered by the parties hereto. All covenants, agreements, representations and warranties made by any party in this Agreement shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of this Agreement. The terms of this Agreement shall survive, and shall continue in full force and effect, in any Insolvency or Liquidation Proceeding. The Second Lien Administrative Agent, for itself and on behalf of the other Second Lien Secured Parties, hereby waives any and all rights the Second Lien Secured Parties may now or hereafter have under applicable law to revoke this Agreement or any of the provisions of this Agreement.

          SECTION 10.04. SEVERABILITY. In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.

          SECTION 10.05. AMENDMENTS; WAIVERS. (a) No failure or delay on the part of any party hereto in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the parties hereto are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of this Agreement or consent to any departure by any party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

          (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by the First Lien Administrative Agent and the Second Lien Administrative Agent.

          SECTION 10.06. SUBROGATION. The Second Lien Administrative Agent, for itself and on behalf of the other Second Lien Secured Parties, hereby waives any rights of subrogation it or they may acquire as a result of any payment hereunder until the Discharge of First Lien Obligations has occurred; provided that as between the Company and the other Grantors, on the one hand, and the Second Lien Secured Parties, on the other hand, any such payment that is paid over to the First Lien Administrative Agent pursuant to this Agreement shall be deemed not to reduce any of the Second Lien Obligations.

          SECTION 10.07. APPLICABLE LAW; JURISDICTION; CONSENT TO SERVICE OF PROCESS. (a) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

          (b) Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of any New York State court or Federal court of the United States of America sitting in New York City, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each party hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that any party hereto may otherwise have to bring any action or proceeding relating to this Agreement in the courts of any jurisdiction.

          (c) Each party hereto hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement in any New York State or Federal court. Each party hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

          (d) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 10.01. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

          SECTION 10.08. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

          SECTION 10.09. PARTIES IN INTEREST. The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, replacements and assigns, as well as the other First Lien Secured Parties and Second Lien Secured Parties, all of whom are intended to be bound by, and to be third party beneficiaries of, this Agreement. No other Person shall have or be entitled to assert rights or benefits hereunder. The First Lien Administrative Agent has entered into this Agreement on behalf of itself and the other First Lien Secured Parties and this Agreement is binding on the First Lien Administrative Agent and the other First Lien Secured Parties. However, the First Lien Administrative Agent does not control all of the First Lien Secured Parties and shall not be liable for actions taken by the First Lien Secured Parties other than the First Lien Administrative Agent in violation of the terms hereof without the consent of the First Lien Administrative Agent.

          The Second Lien Administrative Agent has entered into this Agreement on behalf of itself and the other Second Lien Secured Parties and this Agreement is binding on the Second Lien Administrative Agent and the other Second Lien Secured Parties. However, the Second Lien Administrative Agent does not control all of the Second Lien Secured Parties and shall not be liable for actions taken by the Second Lien Secured Parties other than the Second Lien Administrative Agent in violation of the terms hereof without the consent of the Second Lien Administrative Agent.

          SECTION 10.10. SPECIFIC PERFORMANCE. Each Administrative Agent may demand specific performance of this Agreement and, on behalf of itself and the respective other Secured Parties, hereby irrevocably waives any defense based on the adequacy of a remedy at law and any other defense that might be asserted to bar the remedy of specific performance in any action which may be brought by the respective Secured Parties.

          SECTION 10.11. HEADINGS. Article and Section headings used herein and the Table of Contents hereto are for convenience of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

          SECTION 10.12. COUNTERPARTS. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract, and shall become effective as provided in Section
10.03. Delivery of an executed signature page to this Agreement by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Agreement.

          SECTION 10.13. PROVISIONS SOLELY TO DEFINE RELATIVE RIGHTS. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the First Lien Secured Parties, on the one hand, and the Second Lien Secured Parties, on the other hand. None of the Company, any other Grantor, any Guarantor or any other creditor thereof shall have any rights hereunder and none of the Company, any other Grantor or any Guarantor may rely on the terms hereof. Nothing in this Agreement is intended to or shall impair the obligations of the Company or any other Grantor or any Guarantor, which are absolute and unconditional, to pay the First Lien Obligations and the Second Lien Obligations as and when the same shall become due and payable in accordance with their terms.

                  [Remainder of page intentionally left blank]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                        WERNER HOLDING CO. (DE), INC.


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        WERNER HOLDING CO. (PA), INC.


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        WERNER CO.


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        WIP TECHNOLOGIES, INC.


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        JPMORGAN CHASE BANK, N.A.,
                                        as First Lien Administrative Agent


                                        ----------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                        CREDIT SUISSE FIRST BOSTON,
                                        acting through its Cayman Islands
                                        branch, as Second Lien Administrative
                                        Agent


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        by
                                           -------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                                         ANNEX I

Provision for the Second Lien Credit Agreement

"REFERENCE IS MADE TO THE INTERCREDITOR AGREEMENT DATED AS OF MAY 10, 2005 (AS AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, THE "INTERCREDITOR AGREEMENT"), AMONG THE COMPANY, WERNER HOLDING CO. (PA), INC., THE SUBSIDIARIES OF THE COMPANY PARTY THERETO, JPMORGAN CHASE BANK, AS FIRST LIEN ADMINISTRATIVE AGENT (AS DEFINED THEREIN), AND CREDIT SUISSE FIRST BOSTON, ACTING THROUGH ITS CAYMAN ISLANDS BRANCH, AS SECOND LIEN ADMINISTRATIVE AGENT (AS DEFINED THEREIN). EACH LENDER HEREUNDER (A) ACKNOWLEDGES THAT IT HAS RECEIVED A COPY OF THE INTERCREDITOR AGREEMENT, (B) CONSENTS TO THE SUBORDINATION OF LIENS PROVIDED FOR IN THE INTERCREDITOR AGREEMENT, (C) AGREES THAT IT WILL BE BOUND BY AND WILL TAKE NO ACTIONS CONTRARY TO THE PROVISIONS OF THE INTERCREDITOR AGREEMENT AND (D) AUTHORIZES AND INSTRUCTS THE ADMINISTRATIVE AGENT TO ENTER INTO THE INTERCREDITOR AGREEMENT AS ADMINISTRATIVE AGENT AND ON BEHALF OF SUCH LENDER."

Provision for the Second Lien Security Documents

"REFERENCE IS MADE TO THE INTERCREDITOR AGREEMENT DATED AS OF MAY 10, 2005 (AS AMENDED, RESTATED, SUPPLEMENTED OR OTHERWISE MODIFIED FROM TIME TO TIME, THE "INTERCREDITOR AGREEMENT"), AMONG THE COMPANY, WERNER HOLDING CO. (PA), INC., THE SUBSIDIARIES OF THE COMPANY PARTY THERETO, JPMORGAN CHASE BANK, AS FIRST LIEN ADMINISTRATIVE AGENT (AS DEFINED THEREIN), AND CREDIT SUISSE FIRST BOSTON, ACTING THROUGH ITS CAYMAN ISLANDS BRANCH, AS SECOND LIEN ADMINISTRATIVE AGENT (AS DEFINED THEREIN). NOTWITHSTANDING ANYTHING HEREIN TO THE CONTRARY, THE LIEN AND SECURITY INTEREST GRANTED TO THE ADMINISTRATIVE AGENT, FOR THE BENEFIT OF THE SECURED PARTIES, PURSUANT TO THIS AGREEMENT AND THE EXERCISE OF ANY RIGHT OR REMEDY BY THE ADMINISTRATIVE AGENT AND THE OTHER SECURED PARTIES HEREUNDER ARE SUBJECT TO THE PROVISIONS OF THE INTERCREDITOR AGREEMENT. IN THE EVENT OF ANY CONFLICT OR INCONSISTENCY BETWEEN THE PROVISIONS OF THE INTERCREDITOR AGREEMENT AND THIS AGREEMENT, THE PROVISIONS OF THE INTERCREDITOR AGREEMENT SHALL CONTROL."